EXHIBIT 10.13

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

                           15 % CONVERTIBLE DEBENTURE
                             WITH WARRANTS ATTACHED


Company:             FoneFriend, Inc.
Company Address:     2722 Loker Avenue West, Suite G
                     Carlsbad, CA  92008
Date of Issue:       December 4, 2003
Maturity Date:       December 3, 2004
Principal Amount:    $100,000.00

FoneFriend, Inc., a Delaware corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the assets or otherwise (the "Company"), for value received, hereby promises to pay to the Holder (as such term is hereinafter defined), or such other Person (as such term is hereinafter defined) upon order of the Holder, on December 3, 2004, or such earlier date as provided for hereunder (the "Maturity Date"), the principal sum of one hundred thousand dollars ($100,000), together with simple annual interest thereon from the Date of Issue, at the rate of fifteen percent (15%) per annum (the "Debenture Interest Rate"), until the Principal Amount (as such term is hereinafter defined) and all accrued interest thereon has been paid in full. All interest payable on the Principal Amount of this Debenture shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Payment of interest accruing on this Debenture shall be due and payable on the Maturity Date. This Debenture may be prepaid at any time prior to notice of conversion, in whole or in part, without penalty.

Attached to this Debenture is a Warrant Agreement which provides the Holder with the right to acquire up to two hundred thousand (200,000) shares of the Company's Common Stock. The terms and conditions of the Warrant are governed by the Warrant Agreement, attached hereto as Exhibit B.

                                    ARTICLE 1
                                  DEFINITIONS

SECTION  1.1.  Definitions.  The  terms defined in this Article whenever used in
               -----------
this  Debenture  have  the  following  respective  meanings:

     (a) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

     (b) "Common Shares" or "Common Stock" means shares of the Company's Common Stock.

     (c) "Conversion" or "conversion" means the repayment by the Company of the Principal Amount of this Debenture and all accrued and unpaid interest thereon by the delivery of Common Stock on the terms provided in Section 3.2, and "convert," "converted," "convertible" and like words shall have a corresponding meaning.

     (d) "Conversion Date" means any Business Day which is ninety (90) or more days after the Issue Date on which all or any portion of the Principal Amount of this Debenture can be converted in accordance with the provisions hereof.

     (e) "Conversion Notice" means a written notice of conversion substantially in the form annexed hereto as Exhibit A.

     (f) "Conversion Price" on any date of determination means the applicable price for the conversion of this Debenture into Common Shares on such day as set forth in Section 3.1(a).

     (g)     "Date  of  Issue"  means  December  4,  2003.

     (h) "Debenture" means this 15% Convertible Debenture of the Company or such other convertible debenture(s) exchanged therefor as provided for in
Section  2.1.

     (i) "Holder" means Compass Capital Group, Inc., any successor thereto, or any Person to whom this Debenture is subsequently transferred in accordance with the provisions hereof.

     (j) "Market Price" per Common Share means on any particular date the closing price of a Common Share on such day as reported on the NASDAQ OTCBB Exchange; provided that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

     (k) "Maturity Date" means the earlier of December 3, 2004, or such date as the Company's registration statement on Form S-3 or SB-2 is declared effective by the SEC.

     (l) "Person" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

     (m) "Principal Amount" means, for any date of calculation, the principal sum set forth in the first paragraph of this Debenture (but only such principal amount as to which the Holder has not theretofore furnished a Conversion Notice in compliance with Section 3.2).

     (n) "Registration Rights Agreement" means that certain Registration Rights Agreement of even date herewith by and between the Company and Holder, as the same may be amended from time to time, in the form annexed hereto as Exhibit C.

     (o)     "SEC"  means  the United States Securities and Exchange Commission.

     (p) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

     (q) "Warrant" of "Warrant Agreement" means that certain Warrant Agreement of even date herewith by and between the Company and Holder, as the same may be amended from time to time, in the form annexed hereto as Exhibit B.


                                    ARTICLE 2
                  TRANSFER, LOSS, ABSOLUTE OWNER AND REPAYMENT

SECTION  2.1.  Transfer  of  Debenture. The Holder may, at its option, surrender
               -----------------------
this Debenture at the principal executive offices of the Company and receive in exchange therefor a Debenture or Debentures, each in the denomination of $5,000 or an integral multiple of $1,000 in excess thereof, dated as of the date of this Debenture (which shall accrue interest from the Date of Issue), and payable to such Person or order as may be designated by such Holder. The aggregate Principal Amount of the Debenture or Debentures exchanged in accordance with this Section 2.1 shall equal the aggregate unpaid Principal Amount of this Debenture as of the date of such surrender; provided, however, that upon any exchange pursuant to this Section 2.1 there shall be filed with the Company the name and address for all purposes hereof of the Holder or Holders of the Debenture or Debentures delivered in such exchange. This Debenture, when presented for registration of transfer or for exchange or conversion, shall be duly endorsed, or be accompanied by a written instrument of transfer (in form reasonably satisfactory to the Company) duly executed, by the Holder duly authorized in writing.

SECTION  2.2.  Loss,  Theft,  Destruction of Debenture. Upon receipt of evidence
               ---------------------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid Principal Amount dated as of the date hereof (which shall accrue interest from the Date of Issue). This Debenture shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Debenture and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

SECTION  2.3.  Who  Deemed  Absolute  Owner.  The Company may deem the Person in
               ----------------------------
whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the Principal Amount of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effectual to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion or conversions so made.

SECTION  2.4.  Repayment  at  Maturity.  At the Maturity Date, the Company shall
               -----------------------
repay the outstanding Principal Amount of this Debenture in whole in cash, together with all accrued and unpaid interest thereon, in cash, to the Maturity Date.


                                    ARTICLE 3
                             CONVERSION OF DEBENTURE

SECTION  3.1.  Conversion;  Conversion Price; Valuation Event.  At the option of
               ----------------------------------------------
the Holder, this Debenture may be converted, either in whole or in part, up to the full Principal Amount hereof (in increments of $1,000 in Principal Amount) into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share), at any time and from time to time on any Business Day, subject to compliance with Section 3.2. The number of Common Shares into which this Debenture may be converted is equal to: (i) the Principal Amount of the Debenture and all accrued interest being converted on the Conversion Date, divided by (ii) the Conversion Price. The "Conversion Price" shall be equal to seventy five percent (75%) of the average of the Market Prices during the ten
(10)  Trading  Days  prior  to  Holder's  election  to  convert.

SECTION  3.2.  Exercise  of  Conversion  Privilege.
               -----------------------------------

     (a) Conversion of this Debenture may be exercised on any Business Day, which is at least ninety (90) days after the Issue Date, by the Holder by telecopying an executed and completed Conversion Notice to the Company. Each date on which a Conversion Notice is telecopied to the Company in accordance with the provisions of this Section 3.2 shall constitute a Conversion Date. The Company shall convert this Debenture and issue the Common Stock Issued at Conversion in the manner provided below in this Section 3.2, and all voting and other rights associated with the beneficial ownership of the Common Stock issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock issued at Conversion in connection with such conversion. The Holder shall deliver this Debenture by express courier within five (5) Business Days following the date on which the Conversion Notice was transmitted to the Company. Upon surrender for conversion, this Debenture shall be accompanied by a proper assignment hereof to the Company or be endorsed in blank. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five (5) Business Days after the Company's receipt this Debenture properly endorsed for Conversion, the Company shall issue and deliver to Holder (by overnight courier) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, along with any cash, as provided in
Section 3.3, in respect of any fraction of a Common Share deliverable upon such conversion.

     Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates, and at such time the rights of the Holder of this Debenture, as such (except if and to the extent that any Principal Amount thereof remains unconverted), shall cease and the Person and Persons in whose name or names the Common Stock issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby, and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Company, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription, to surrender this Debenture and to release the Company from all liability thereon (except if and to the extent that any Principal Amount thereof remains unconverted).

     (b) If, at any time after the Date of Issue, the Company challenges, disputes or denies the right of the Holder hereof to effect the conversion of this Debenture into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 3.2, then the Holder shall have the right, by written notice to the Company, to require the Company to promptly redeem the Principal Amount of this Debenture, together with all accrued and unpaid interest thereon to the date of redemption. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses incurred in defending itself in any such action or pursuing its rights hereunder.

     (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under the Bankruptcy Code. In the event the Company is a debtor under the U.S. Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. 362 in respect of the Holder's conversion privilege. The Company agrees, without cost or expense to the Holder, to take or consent to any and all
action  necessary  to  effectuate  relief  under  11  U.S.C.   362.

SECTION  3.3.  Fractional  Shares.  No  fractional  Common  Shares  or  scrip
               ------------------
representing fractional Common Shares shall be delivered upon conversion of this Debenture. Instead of any fractional Common Shares which otherwise would be delivered upon conversion of this Debenture, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the Market Price on the Conversion Date. No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

SECTION  3.4.  Surrender  of  Debentures.  Upon any redemption of this Debenture
               -------------------------
pursuant to Sections 3.2 or 6.2, or upon maturity pursuant to Section 2.4, the Holder shall either deliver this Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by nationally recognized overnight courier. Payment of the redemption price or the amount due on maturity specified in Section 2.4, shall be made by the Company to the Holder against receipt of this Debenture (as provided in this Section 3.4) by wire transfer of immediately available funds to such account(s) as the Holder shall specify by written notice to the Company. If payment of such redemption price is not made in full by the redemption date, or the amount due on maturity is not paid in full by the Maturity Date, the Holder shall again have the right to convert this Debenture as provided in Article 3 hereof or to declare an Event of Default.

SECTION  3.5.  Adjustments.  The  Conversion  Price  and  the  number  of shares
               -----------
deliverable upon conversion of this Debenture are subject to adjustment from time to time as follows:

     Reclassification, Etc. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Company), sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person, or effectuate a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Debenture shall have the right thereafter, at its sole option, to: (x) require the Company to prepay the Principal Amount of this Debenture, together with all accrued and unpaid interest thereon to the date of prepayment, or (y) receive the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which such the outstanding portion of this Debenture may be converted at the Conversion Price applicable immediately prior to such Fundamental Corporate Change, or (z) require the Company, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefor, execute and deliver to the Holder a debenture with substantial identical rights, privileges, powers, restrictions and other terms as this Debenture in an amount equal to the amount outstanding under this Debenture immediately prior to such Fundamental Corporate Change. For purposes hereof, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to prepayment and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions shall similarly apply to successive Fundamental Corporate Changes.


                                    ARTICLE 4
                        STATUS; RESTRICTIONS ON TRANSFER

SECTION  4.1.  Status  of  Debenture.  This Debenture constitutes a legal, valid
               ---------------------
and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforceability, to general principles of equity and to principles of bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally.

SECTION  4.2.  Restrictions  on Transfer.  This Debenture, and any Common Shares
               -------------------------
deliverable upon the conversion hereof, have not been registered under the Securities Act. The Holder by accepting this Debenture agrees that this Debenture and the shares of Common Stock to be acquired as interest on and upon conversion of this Debenture may not be assigned or otherwise transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Debenture or such shares may be sold pursuant to an exemption from registration under the Securities Act or (ii) a registration statement relating to this Debenture or such shares of Common Stock underlying this Debenture has been filed by the Company and declared effective by the SEC.

     Each certificate for shares of Common Stock deliverable hereunder shall bear a legend as follows unless and until such securities have been sold pursuant to an effective registration statement under the Securities Act:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an exemption from registration under the Securities Act in respect of which the issuer of this certificate has received an opinion of counsel satisfactory to the issuer of this certificate to such effect. Copies of the agreement covering both the purchase of the securities and restrictions on their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the issuer of this certificate at the principal executive offices of the issuer of this certificate."


                                    ARTICLE 5
                                    COVENANTS

SECTION  5.1.  Conversion. The Company shall cause the transfer agent, not later
               ----------
than five (5) Business Days after the Company's receipt of a Conversion Notice, to issue and deliver to the Holder the requisite shares of Common Stock to be issued upon Conversion. Such delivery shall be by overnight courier. Further, if a Registration Statement covering the Common Stock has been declared effective by the SEC, the Common Stock shall be issued without restrictive endorsement.

SECTION  5.2.  Notice  of  Default.  If  any  one  or  more  events  occur which
               -------------------
constitute or which, with notice, lapse of time, or both, would constitute an "Event of Default" (as such term is hereafter defined below), the Company shall forthwith give notice to the Holder, specifying the nature and status of the Event of Default or such other event(s), as the case may be.

SECTION  5.3.  Payment  of  Obligations.  So  long  as  this  Debenture shall be
               ------------------------
outstanding, the Company shall pay, extend, or discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

SECTION  5.4.  Compliance  with  Laws.  So  long  as  this  Debenture  shall  be
               ----------------------
outstanding, the Company shall comply with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities, except for such noncompliance which would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company.

SECTION  5.5.  Inspection  of  Property,  Books  and  Records.  So  long as this
               ----------------------------------------------
Debenture shall be outstanding, the Company shall keep proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities and shall permit duly authorized representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records, not reasonably deemed confidential by the Company, and to discuss its respective affairs, finances and accounts with its respective officers, all at such reasonable times and as often as may reasonably be requested in writing.


                                    ARTICLE 6
                                    REMEDIES

SECTION  6.1.  Events of Default.  "Event of Default" wherever used herein means
               -----------------
any  one  of  the  following  events:

     (a) the Company shall default in the payment of principal or interest on this Debenture as and when the same shall be due and payable and such default shall continue for ten (10) Business Days after the date such payment was due, or the Company shall fail to perform or observe in any other covenant, agreement, term, provision, undertaking or commitment under this Debenture, the Warrant or the Registration Rights Agreement and such default shall continue for a period of ten (10) Business Days after the delivery to the Company of written notice that the Company is in default hereunder or thereunder;

     (b) any of the representations or warranties made by the Company herein, in the Warrant or Registration Rights Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture, the Warrants or the Registration Rights Agreement shall be false or misleading in a material respect on the Date of Issue;

     (c)     under the laws of any jurisdiction not otherwise covered by clauses
(iv) and (v) below, the Company (A) becomes insolvent or generally not able to pay its debts as they become due, (B) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (C) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar person for it or for any substantial part of its properties and assets, and in the case of any such official proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of ninety
(90) calendar days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs or (D) takes any corporate action to authorize any of the above actions;

     (d) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the U.S. Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues and is unstayed and in effect for a period of ninety (90) calendar days;

     (e) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as and when they become due, or the taking of corporate action by the Company in furtherance of any such action;

     (f) a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of sixty (60) days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds One Hundred Thousand Dollars ($100,000);

     (g) it becomes unlawful for the Company to perform or comply with its obligations under this Debenture, the Warrant Agreement or the Registration Rights Agreement in any respect;

     (h) the Common Shares shall be delisted from the NASDAQ OTCBB (the "Trading Market" or, to the extent the Company becomes eligible to list its Common Stock on any other national security exchange or quotation system, upon official notice of listing on any such exchange or system, as the case may be, it shall be the "Trading Market") or suspended from trading on the Trading Market, and shall not be reinstated, relisted or such suspension lifted, as the case may be, within fifteen (15) days or;

     (i) the Company shall default (giving effect to any applicable grace period) in the payment of principal or interest as and when the same shall become due and payable, under any indebtedness, individually or in the aggregate, of more than Two Hundred Fifty Thousand Dollars ($250,000);

SECTION  6.2.  Acceleration  of Maturity; Rescission and Annulment.  If an Event
               ---------------------------------------------------
of Default occurs and is continuing, then and in every such case the Holder may, by a notice in writing to the Company, rescind any outstanding Conversion Notice and declare that all amounts owing or otherwise outstanding under this Debenture are immediately due and payable and upon any such declaration the Principal Amount of this Debenture, together with all accrued and unpaid interest thereon to the date of payment, shall become immediately due and payable in cash; provided, however, in the case of any Event of Default described in clauses (c),
(d), (e) or (g) of Section 6.1, such amount automatically shall become immediately due and payable without the necessity of any notice or declaration as aforesaid.

SECTION  6.3.  Maximum  Interest  Rate.  Notwithstanding  anything herein to the
               -----------------------
contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Holder in accordance with any applicable law (the "Maximum Rate"), the rate of interest applicable to this Debenture shall be limited to the Maximum Rate. To the greatest extent permitted under applicable law, the Company hereby waives and agrees not to allege or claim that any provisions of this Debenture could give rise to or result in any actual or potential violation of any applicable usury laws.

SECTION  6.4.  Remedies Not Waived. No course of dealing between the Company and
               -------------------
the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.


                                    ARTICLE 7
                                  MISCELLANEOUS

SECTION  7.1.  Notice  of  Certain Events.  In the case of the occurrence of any
               --------------------------
event described in Section 3.5 of this Debenture, the Company shall cause to be mailed to the Holder of this Debenture at its last address as it appears in the Company's security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty
(20) days' notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice thereof, including, if applicable, a statement of (y) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (z) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

SECTION  7.2.  Register.  The  Company  shall  keep  at  its  principal office a
               --------
register in which the Company shall provide for the registration of this Debenture. Upon any transfer of this Debenture in accordance with Articles 2 and 4 hereof, the Company shall register such transfer on the Debenture register.

SECTION  7.3.  Withholding.  To  the  extent  required  by  applicable  law, the
               -----------
Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to this Debenture.

SECTION  7.4.  Transmittal  of  Notices.  Except  as  may  be otherwise provided
               ------------------------
herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopy or facsimile machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopy machine or overnight courier service as follows:

     if  to  the  Company:     FoneFriend,  Inc.
                               2722  Loker  Avenue  West,  Suite  G
                               Carlsbad,  CA  92008
                               Tel:  (760)  607-2330
                               Fax:  (760)  607-2334

     if  to  the  Holder:      Compass  Capital  Group,  Inc.
                               40  Wall  Street,  26th  Floor
                               New  York,  NY  10005
                               Tel:  (212)  480-4444
                               Fax:  (212)  480-7699

     Each of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 7.4.

SECTION  7.5.  Attorneys'  Fees.  Should any party hereto employ an attorney for
               ----------------
the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding. The "prevailing party" means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

SECTION  7.6.  Governing Law.  This Debenture shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party waives its right to a trial by jury.

     IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.


                       FONEFRIEND,  INC.




               By:     /s/ Jackelyn Giroux
                       -------------------
               Name:   Jackelyn Giroux
               Title:  President

                                    EXHIBIT A
                                    ---------

                              NOTICE OF CONVERSION
                              --------------------

TO:  FoneFriend, Inc.
(To  be  Executed  by  the  Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of Common Stock, $.001 par value, per share, of FoneFriend, Inc. (the "Company") in accordance with the terms and conditions of the Debenture, as of the date written below.

If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
-----------------------


                                  ----------------------------------------------
                                  Date to Effect Conversion


                                  ----------------------------------------------
                                  Principal Amount of Notes to be Converted


                                  ----------------------------------------------
                                  Remaining Principal Amount of Notes


                                  ----------------------------------------------
                                  Number of shares of Common Stock to be Issued


                                  ----------------------------------------------
                                  Applicable Conversion Price


                                  ----------------------------------------------
                                  Signature


                                  ----------------------------------------------
                                  Name


                                  ----------------------------------------------
                                  Address


ACCEPTED AND AGREED:
FONEFRIEND, INC.


By:     ______________________________
Name:
Title:

                                    EXHIBIT B

                                WARRANT AGREEMENT
                                -----------------


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

                  TO PURCHASE 200,000 SHARES OF COMMON STOCK OF

                                FONEFRIEND, INC.

THIS CERTIFIES that, for value received, Compass Capital Group, Inc., or its assigns (the "INVESTOR"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (the "ISSUANCE DATE") and on or prior to December 31, 2004 (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from FONEFRIEND, INC., a Delaware corporation (the "COMPANY"), two hundred thousand (200,000) shares of Common Stock (the "WARRANT SHARES"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be Twenty Cents ($0.20). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Debenture issued to Investor dated as of December 4, 2003 (the "DEBENTURE"). In the event of any conflict between the terms of this Warrant and the Debenture, the terms of the Debenture shall control. All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Debenture; and

1. TITLE OF WARRANT. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly executed.

2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. EXERCISE OF WARRANT. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole or in part, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, by the surrender of this Warrant to the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares of Common Stock thereby purchased whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares of Common Stock purchased hereunder shall be delivered to the holder hereof within five (5) Business Days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer (of same day funds) to the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of issuing fractional shares, the Company shall round up to the nearest whole share the number of Warrant Shares due upon exercise of this Warrant.

5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and PROVIDED FURTHER, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. CLOSING OF BOOKS. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

7. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

8. ASSIGNMENT AND TRANSFER OF WARRANT. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); PROVIDED, HOWEVER, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11. ADJUSTMENTS. The Exercise Price shall be adjusted as provided for below in this Section (the Exercise Price, and the Exercise Price as thereafter then adjusted, shall be included in the definition of Exercise Price) and the Exercise Price from time to time shall be further adjusted as provided for below in this Section. Upon each adjustment of the Exercise Price, the Investor shall thereafter be entitled to receive upon exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by (i) multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and
     (ii) dividing the product thereof by the Exercise Price resulting from such adjustment. The Exercise Price shall be adjusted in the following circumstances:

     (a) In the case of any amendment to the Company's Certificate of Incorporation to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, this Warrant shall be adjusted so as to provide that upon exercise thereof, the Investor shall receive, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by the holder issuable upon such exercise had the exercise occurred immediately prior to such designation, change or division.

     (b) If the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or dividend or other distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

     (c) There will be no adjustment in the event that the Company pays a dividend in cash to its holders of Common Stock; provided, however, the Company will give the holder written notice at least twenty (20) days prior to the record date for the cash dividend, that the Company intends to declare a cash dividend.

     (d) If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation or other entity, or the sale of all or substantially all of the Company's assets to another corporation or other entity shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities, other evidence of equity ownership or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Section) lawful and adequate provisions shall be made whereby the holder shall thereafter have the right to receive upon the exercise hereof upon the basis and upon the terms and conditions specified herein, such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant under this Section had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the exercise hereof including an immediate adjustment, by reason of such consolidation or merger, of the Exercise Price to the value for the Common Stock reflected, by the terms of such consolidation or merger if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation or merger. Subject to the terms of this Warrant, in the event of a merger or consolidation of the Company with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity issuable to Investors of Common Stock, is greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger or consolidation, then the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Investor shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock in accordance with such offer.

12. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

13. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the domestic securities exchange or market upon which the Common Stock may be listed.

14.  MISCELLANEOUS.

     (a) ISSUE DATE; CHOICE OF LAW; VENUE; JURISDICTION. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the Issue Date. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws thereof. The Company and the Investor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives and agrees, to the maximum extent permitted by law, not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party waives its right to a trial by jury.

     (b) RESTRICTIONS. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered or if no exemption from registration exists) will bear the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION".

     (c) MODIFICATION AND WAIVER. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  December 4, 2003

                           FONEFRIEND, INC.




                    By:    /s/  Jackelyn  Giroux
                           ---------------------
                    Name:  Jackelyn Giroux
                    Title: President

                                  ATTACHMENT 1
                                  ------------

                               NOTICE OF EXERCISE
                               ------------------

To:  FoneFriend, Inc.

(1) The undersigned hereby elects to purchase ________ shares of Common Stock of FoneFriend, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full and in immediately available funds, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


           ______________________________
          (Name)



           ______________________________
          (Address)


Dated: __________________________________          Signature: __________________

                                  ATTACHMENT2
                                  -----------

                               NOTICE OF EXERCISE
                               ------------------


                                   ASSIGNMENT

     FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto _________________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ________________ , attorney, to transfer the said Warrant on the books of the within named corporation.


Dated: __________________________________          Signature: __________________


Address: ________________________________

_________________________________________




FOR USE BY THE ISSUER ONLY:

This Warrant was cancelled (or transferred or exchanged) this ___ day of __________, ______, shares of Common Stock issued therefor in the name of
_______________, and replacement Warrant was issued for ____ shares of Common Stock in the name of _______________.

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT, dated as of the 4th day of December, 2003, by and between Compass Capital Group, Inc., a New York corporation and having its principle place of business located at 40 Wall Street, 26th Floor, New York, NY 10005 (the "Investor"), and FoneFriend, Inc., a Delaware corporation, and having its principle place of business located at 2722 Loker Avenue West, Suite G, Carlsbad, CA 92008 (the "Company").

     WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investor is purchasing from the Company, a convertible Debenture in the amount of One Hundred Thousand ($100,000) Dollars and a Warrant to purchase an aggregate of up to 200,000 shares of the Company's Common Stock (the "Warrant Shares"). All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Debenture; and

     WHEREAS, the Company desires to grant to the Investor the registration rights set forth herein with respect to the Common Stock underlying the Debenture (the "Underlying Shares") and the Warrant Shares.

     NOW,  THEREFORE,  the  parties  hereto  mutually  agree  as  follows:

Section 1. REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means the Underlying Shares and the Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the Securities Act, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

Section 2. RESTRICTIONS ON TRANSFER. The Investor acknowledges and understands that prior to the registration of the Registrable Securities as provided herein, the Registrable Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. The Investor understands that no disposition or transfer of the Registrable Securities may be made by the Investor in the absence of (i) an opinion of counsel to the Investor that such transfer may be made without registration under the Securities Act or (ii) such registration.

Section  3.  REGISTRATION  RIGHTS.

     (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("SEC"), on or before February 15, 2004, a registration statement pursuant to Form S-3, under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Investor's Registrable Securities, so as to permit a public offering and sale of the Registrable Securities under the Securities Act. The Company shall use its best efforts to cause the Registration Statement to become effective within forty five (45) calendar days from the filing date. The number of shares of Common Stock designated in the Registration Statement to be registered shall be (i) 200% of the number of Underlying Shares that would be required if all of the shares of the Debenture were converted on the Trading Day immediately preceding the filing of the Registration Statement, plus (ii) 100% of the Warrant Shares.

     In the event the number of shares of Common Stock included in the Registration Statement shall be insufficient to cover the number of Registrable Securities, the Company agrees that it shall file either an amendment or a new registration statement covering the Registrable Securities as is then outstanding, pursuant to the time requirements as set forth in this Agreement to apply from such date the Registration Statement no longer covers an adequate number of Registrable Securities due to the Investor via conversion of the Debenture and/or exercise of the Warrant. The Company agrees that in each such event it will file with the SEC either an amendment to the Registration
Statement or a new registration statement within thirty (30) days of when required hereunder, and use its best efforts to cause either the amendment or such registration statement to become effective within forty five (45) calendar days from filing. If such amendment or new registration statement is not filed and/or declared effective in a timely manner as set forth herein, the Company shall be subject to liquidated damages as pursuant to the provisions of Section 3(d) below.

     (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof current under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 or (iii) three (3) years after the Issue Date.

     (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Investor shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its own counsel. The Company shall qualify any of the securities for sale in such states as the Investor shall reasonable designate and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Investor with copies of the Registration Statement and other related documents included therein, in such quantities as may be reasonably requested by the Investor.

     (d) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the SEC by February 15, 2004, and the Registration Statement is not declared effective by the SEC within forty five (45) days thereafter, then the Company will pay Investor (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, one (1%) percent of the Principal Amount of the Debenture for every thirty (30) calendar day period until the Registration Statement has been filed and/or declared effective. Such payment of the liquidated damages shall be made to the Investor in cash, immediately upon demand; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section. If the Company does not remit the damages to the Investors as set forth above, the Company will pay the Investors reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this provision shall not affect or limit Investor's other rights or remedies as set forth in this Agreement.

     (e) No provision contained herein shall preclude the Company from selling securities pursuant to any registration statement in which it is required to include Registrable Securities pursuant to this Section 3.

     (f) The Company agrees that it will declare the Registration Statement effective within five (5) Business Days after being informed by the SEC that the Registration Statement may be declared effective, and will respond to any questions and/or comments from the SEC within five (5) Business Days after receipt of same.

Section 4. COOPERATION WITH COMPANY. Investor will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

Section 5. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

     (a) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep it effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the holders of such securities shall desire to sell or otherwise dispose of the same;

     (b) furnish to the Investor such numbers of copies of the offering documents, including any prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Investor may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Investor;

     (c) register and qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investor shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Investor, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

     (d) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

     (e) notify each holder of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

Section 6. INFORMATION BY INVESTOR. The holder of Registrable Securities to be included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 6.

Section 7. ASSIGNMENT. The rights granted the Investor under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

Section 8. TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to this Agreement shall terminate with respect to the Investor (and any permitted transferee under Section 7 above) upon the occurrence of any of the following:

     (a) all such Investor's securities subject to this Agreement have been registered;

     (b) all of such Investor's securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act;

     (c) all of such Investor's securities subject to this Agreement can be sold pursuant to Rule 144(k); or

     (d) three years have elapsed from the date of issuance of the Registrable Securities.

Section  9.  INDEMNIFICATION.

     (a) In the event of the filing of any amendment or registration statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Investor and each officer or director of the Investor, if any, who controls the Investor within the meaning of the Securities Act ("Distributing Investors") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Investors may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investors, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof; arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement requested by such Distributing Investor, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this
Section 9(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such registration statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Investors may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Investor, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Investor and the indemnifying party and the Distributing Investor shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Investor (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Investor, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Investor, which firm shall be designated in writing by the Distributing Investor). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

Section 10. CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Investor makes a claim for indemnification pursuant to Section 9 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 9 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Investor, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 11. NOTICES. Any notice pursuant to this Agreement by the Company or by the Investor shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile with electronic confirmation and followed by mail delivery or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed either party hereto at their respective address as first written above, or such other address as either party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or five (5) days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent and confirmed.

Section 13. JURISDICTION. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the Issue Date. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws thereof. The Company and the Investor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives and agrees, to the maximum extent permitted by law, not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party waives its right to a trial by jury.

Section 14. SEVERABILITY. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

Section 15. COUNTERPARTS; FACSIMILE; AMENDMENTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by the Company on the one hand, and the Investors on the other hand.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.


        FONEFRIEND, INC.                          COMPASS CAPITAL GROUP, INC.



By:     /s/ Jackelyn Giroux               By:     ___________________________
        -------------------
Name:   Jackelyn Giroux                   Name:
Title:  President                         Title: